UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2008

HOLOGIC, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Drive, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 2, 2008, Hologic, Inc. (the “Company”) entered into an Amended and Restated Rights Agreement (the “Amended and Restated Rights Agreement”) between the Company and American Stock Transfer & Trust Company as Rights Agent (the “Rights Agent”). The Amended and Restated Rights Agreement amends and restates the Company’s rights agreement, dated as of September 17, 2002, as amended on May 21, 2007, between the Company and the Rights Agent.

The Company has recently issued a stock dividend with a record date of March 21, 2008 and a distribution date of April 2, 2008. Pursuant to the Amended and Restated Rights Agreement, the Company amended the terms of the rights issued and issuable under the agreement (“Rights”), effective as of April 3, 2008 (after the stock dividend), to reset the Rights such that each share of Common Stock is entitled to receive one Right, to retain the purchase price of each Right at $60 per Right, and to provide that each Right will entitle the holder to purchase one twenty-five thousandth of a share of Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”). Conforming changes have also been made to the Company’s certificate of designation for the Series A Preferred Stock to provide that each share of Series A Preferred Stock carries 25,000 times the dividend, liquidation and voting rights of the Company’s Common Stock. Other modifications have also been made in the Amended and Restated Rights Agreement to update the agreement for certain developments, including the recent amendments to the Company’s by-laws permitting stockholders to hold and transfer shares of the Company’s capital stock in book entry form. The expiration date of the Rights has remained unchanged at January 1, 2013.

A description of the key provisions of the Amended and Restated Rights Agreement is set forth in Item 1 of the Form 8-A/A filed by the Company with the Securities and Exchange Commission on April 3, 2008 and such information is incorporated herein by reference. The Amended and Restated Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. This summary description of the Amended and Restated Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Rights Agreement.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K and the Amended and Restated Certificate of Designations filed as Exhibit 3.1 to this Current Report on Form 8-K are incorporated into this item 3.03 by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Certificate of Designations

On April 3, 2008, the Company filed with the Secretary of State of the State of Delaware, the Amended and Restated Certificate of Designations, which reflects the changes to the Rights effected by the Amended and Restated Rights Agreement. The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K and the Amended and Restated Certificate of Designations filed as Exhibit 3.1 to this Current Report on Form 8-K are incorporated into this item 5.03 by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION

3.1	Amended and Restated Certificate of Designations of Series A Junior Participating Preferred Stock of Hologic, Inc. (filed as Exhibit 3.6 to the Form 8-A/A filed on April 3, 2008 and incorporated herein by reference).

4.1	Amended and Restated Rights Agreement dated as of April 2, 2008 between Hologic, Inc. and American Stock Transfer and Trust Company as rights agent (filed as Exhibit 4.1 to the Form 8-A/A filed on April 3, 2008 and incorporated herein by reference).

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 3, 2008	HOLOGIC, INC.

	By:	/s/ Glenn P. Muir
Glenn P. Muir, Executive Vice President,
Finance and Administration, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

3.1	Amended and Restated Certificate of Designations of Series A Junior Participating Preferred Stock of Hologic, Inc. (filed as Exhibit 3.6 to the Form 8-A/A filed on April 3, 2008 and incorporated herein by reference).

4.1	Amended and Restated Rights Agreement dated as of April 2, 2008 between Hologic, Inc. and American Stock Transfer and Trust Company as rights agent (filed as Exhibit 4.1 to the Form 8-A/A filed on April 3, 2008 and incorporated herein by reference).